Third-quarter 2021 Results Investor Supplemental Materials November 15, 2021

NASDAQ: LUNA Luna Innovations Incorporated© 2021 2 Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding the company's future financial performance, including 2021 guidance, and market recognition of key technologies and demand for its products, backlog, sales growth, the company’s overall growth potential, its balance sheet and capitalization and access to capital, its technological advantages and capabilities, its strategic position, and corporate and leadership culture. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, failure of target markets to grow and expand, technological, operational and strategic challenges, uncertainties related to the ongoing impact of the COVID-19 pandemic and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, November 15, 2021, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA and Adjusted EPS, which are non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Net Income to Adjusted EBITDA and Net Income to Adjusted EPS are included in the appendix to this presentation.

3Q FY21 Results

NASDAQ: LUNA Luna Innovations Incorporated© 2021 4 Third-Quarter 2021: Key Financial Results Revenues of $20.3M; up 32% year-over-year  Beginning in Q3 with the classification of Luna Labs to discontinued operations, Luna now reports as one segment • Luna becomes a pure play based on its fiber optic technology; Lightwave = Luna Gross Margin of 62%, compared to 63% for the prior-year period  Increase to the low/mid 60% range, compared to the low 50% range • Historically, this metric included the gross margin of Luna Labs Operating loss of $10K, compared to operating income of $1.2M for the prior-year period  Decrease primarily due to increase in operating expenses and amortization related to our recent acquisitions Adjusted EBITDA1 of $2.1M, compared to $3.1M for the prior-year period Adjusted EPS1 of $0.03, compared to $0.11 for the prior-year period 1Adj EPS and EBITDA are a non-GAAP measures. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2021 5 Third-quarter 2021 Highlights Continued focus on Luna’s mission to “enable the future with fiber” by moving Luna Labs to discontinued operations Returned to international travel, including onsite visits to OptaSense locations Recorded largest backlog in company history Continued successful penetration of distributed sensing solutions in key, target markets  Infrastructure and security • Delivered large order for infrastructure monitoring in the mining space to South American customer — First significant order for DAS products with new, “quantitative” features for monitoring strain and temperature • Landed large deal for perimeter monitoring system in Indonesia • Won competitive bid for a monitoring system for a major bridge in the southeast U.S. using Hyperion and associated sensors  Oil and Gas • Large, multi-unit order for Hyperion-based monitoring solution for off-shore oil and gas infrastructure • Oilfield business for DAS products seeing increasing uptake as confidence grows entering Q4 • Carbon sequestration market beginning to recognize value of DAS technology with several key wins in Q3  Transportation • Large win for traffic monitoring system with a western U.S. DOT — Further validation of DAS technology for real-time traffic monitoring systems

NASDAQ: LUNA Luna Innovations Incorporated© 2021 6 Third-quarter 2021 Highlights (continued) Continued sales momentum for Terahertz products for industrial process control market  Record bookings with multiple, large “Blue-chip” customer wins in Q3 Continued sales momentum for communications test products  Record bookings for high-speed optical analyzers (OVA/OBR)  Delivered first five OBR 6200, portable test systems for field support of the F-22 aircraft • First follow-on sale generated from successful deployment of OBR 6200 units for global fleet support of F-35 Multiple large orders for laser and module products for multiple, growing applications  Significant new orders for RIO lasers from multiple LiDAR manufacturers  Large customer wins for polarization modules for applications in medical robotics, medical imaging, and defense-related high-power laser applications

NASDAQ: LUNA Luna Innovations Incorporated© 2021 7 $4.0 $4.5 FY19 FY20 FY21 Adjusted EBITDA1,2 (millions) $49.1 $63.3 FY19 FY20 FY21 Revenue1 (millions) $59.1 Strong Financial Results 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. FY21 Guidance: $85.0 - $88.0 FY21 Guidance: $6.0 to $8.0 $8.6

NASDAQ: LUNA Luna Innovations Incorporated© 2021 8 A Flexible Balance Sheet Strong balance sheet on September 30, 2021:  $129.7M in total assets • $14.8M in cash and cash equivalents • $49.0M in working capital Total debt of $16.9M outstanding  $9.4M in term debt  $7.5M drawn on revolver • $7.5M available Allows us to continue to deploy our capital to generate long-term sustainable growth by increasing organic sales, reinvesting in our business and identifying inorganic opportunities

NASDAQ: LUNA Luna Innovations Incorporated© 2021 9 2021 Financial Outlook Revising guidance to reflect the reclassification of Luna Labs to Discontinued Operations and pandemic related issues:  Total revenue of $85M to $88M  Adjusted EBITDA1 of $6M to $8M 1 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. The outlook above does not include any future acquisitions, divestitures, or unanticipated events.

NASDAQ: LUNA Luna Innovations Incorporated© 2021 10 Luna – Enabling the Future with Fiber Positioned as a global fiber optic leader Proprietary measurement technology, offering unprecedented combination of resolution, accuracy and speed Customers in attractive markets: Military and Defense, Communications, Infrastructure, Energy, Automotive and Aerospace Positioned to take advantage of trends such as vehicle lightweighting, smart infrastructure, and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Overview

Appendix

NASDAQ: LUNA Luna Innovations Incorporated© 2021 12 Reconciliation of Net (Loss)/Income to Adjusted EBITDA1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. (in thousands) 2021 2020 2021 2020 Reconciliation of EBITDA and Adjusted EBITDA GAAP net income/(loss) 355$ 3,102$ (193)$ 3,355$ Income from discontinued operations, net of tax 699 794 2,371 1,469 GAAP net income/(loss) from continuing operations (344) 2,308 (2,564) 1,886 Interest expense 110 1 375 2 Investment income - (1) - (65) Income tax (benefit)/expense 224 (1,083) (1,436) (930) Depreciation and amortization 1,131 709 3,440 1,979 EBITDA 1,121 1,934 (185) 2,872 Share-based compensation 689 542 2,133 1,450 Integration and transaction expense 196 - 2,073 - Loss on sale of property and facility moving expenses - 668 - 668 Amortization of Inventory step-up 104 - 440 - - - - - Adjusted EBITDA 2,110$ 3,144$ 4,461$ 4,990$ Three Months Ended Nine Months Ended September 30, September 30, (Unaudited) (Unaudited)

NASDAQ: LUNA Luna Innovations Incorporated© 2021 13 Reconciliation of Net (Loss)/Income to Adjusted EPS1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. 2021 2020 2021 2020 Reconciliation of Net (loss)/Income to Adjusted EPS GAAP net income/(loss) 355$ 3,102$ (193)$ 3,355$ Income from discontinued operations, net of tax 699 794 2,371 1,469 GAAP net income/(loss) from continuing operations (344) 2,308 (2,564) 1,886 Adjustments: Share-based Compensation 689 542 2,133 1,450 Integration and transaction expense 196 - 2,073 - Amortization of Intangible assets 761 424 2,353 1,236 Amortization of Inventory Step-up 104 - 440 - Loss on sale of property and facility moving expenses - 668 - 668 Total adjustments: 1,750 1,634 6,999 3,354 Income tax effect on adjustments (438) (409) (1,750) (839) Adjusted income from continuing operations 968$ 3,533$ 2,685$ 4,401$ Adjusted EPS 0.03$ 0.11$ 0.08 0.14 Adjusted weighted average shares (in thousands): Diluted 33,781 32,411 33,586 32,479 (in thousands, except per share data) Three Months Ended Nine Months Ended September 30, September 30, (Unaudited) (Unaudited)

NASDAQ: LUNA Luna Innovations Incorporated© 2021 14 Historical Quarterly Results1 1 Results shown include the reclassification of Luna Labs to Discontinued Operations. September 30, 2020 December 31, 2020 March 31, 2021 June 30, 2021 September 30, 2021 Revenues 15,350$ 19,278$ 20,997$ 21,965$ 20,329$ Cost of revenues 5,718 7,523 8,726 9,384 7,745 Gross Profit 9,632 11,755 12,271 12,581 12,584 Gross Margin 63% 61% 58% 57% 62% Operating expense: Selling, general and administrative 5,713 7,714 9,222 11,048 8,717 Research, development and engineering 1,615 1,996 2,917 1,810 2,920 Amortization of Intangibles 424 478 826 766 761 Integration and deal related expense - 2,204 886 991 196 Loss on sale of property and facility moving expenses 668 69 - - - Total operating expense 8,420 12,461 13,851 14,615 12,594 Operating income/(loss) 1,212$ (706)$ (1,580)$ (2,034)$ (10)$ Three Months Ended (in thousands)